Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced Power Technology, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Greg Haugen, Vice President, Finance and Administration, Chief Financial Officer and Secretary (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Advanced Power Technology, Inc.

By: /s/ GREG HAUGEN
Vice President, Finance and Administration,
Chief Financial Officer and Secretary
(Principal Financial Officer)
August 14, 2002

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